UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08076

Exact name of registrant as specified in charter:	Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2012

Item 1. Reports to Stockholders.

Closed-end funds have a one-time initial public offering and then are subsequently traded on the secondary market through one of the stock exchanges. The investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in emerging market countries. Concentrating investments in a single country, region or industry may subject a fund to greater price volatility and risk of loss than more diverse funds. Investors should consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A copy of the prospectus for Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Chile Fund, Inc. and Aberdeen Global Income Fund, Inc. that contains this and other information about the fund may be obtained by calling 866-839-5205. Please read the prospectus carefully before investing. Investing in funds involves risk, including possible loss of principal. Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103. NOT FDIC INSURED | NO BANK GUARANTEE | MAY LOSE VALUE

Letter to Shareholders (unaudited)

October 31, 2012

Dear Shareholder,

We present this Annual Report which covers the activities of Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. (the “Fund”) for the twelve-month period ended October 31, 2012. The Fund’s principal investment objective is to seek long-term capital appreciation by investing primarily in equity securities of telecommunications and infrastructure companies in emerging markets.

Total Return Performance

For the year ended October 31, 2012, the total return to shareholders of the Fund based on the net asset value (“NAV”) of the Fund was 16.7%, assuming reinvestment of dividends and distributions, versus a return of 7.0% for the Fund’s benchmark, the MSCI Emerging Markets Infrastructure Index (“MSCI EM Infrastructure Index”).

Share Price and NAV

For the year ended October 31, 2012, based on market price, the Fund’s total return was 16.6%, assuming reinvestment of dividends and distributions. The Fund’s share price increased 14.5% over the twelve months, from $18.03 on October 31, 2011 to $20.65 on October 31, 2012. The Fund’s share price on October 31, 2012 represented a discount of 10.0% to the NAV per share of $22.95 on that date, compared with a discount of 9.9% to the NAV per share of $20.02 on October 31, 2011.

Change to Name and Investment Policies

On November 26, 2012, the Fund announced that the Board of Directors has approved changes to certain investment policies of the Fund.

As a result of these policy changes, the Fund will no longer concentrate its investments in the telecommunications industry and is not required to focus its investment in any industry. However, the Fund may, at the full discretion of the advisor, continue to focus its investments in securities of companies from each of the infrastructure, telecommunications and technology sectors of emerging market countries. The Board approved the removal of the Fund’s fundamental policy to invest, under normal market conditions, at least 65% of its total assets in equity securities of telecommunications companies in emerging markets. Because this policy is fundamental, the proposed change requires approval by the Fund’s shareholders. The Board approved certain other changes to the Fund’s investment policies as set forth below, which will not be effective unless and until shareholder approval of the removal of the Fund’s concentration policy is obtained. The Fund’s shareholders, as of December 20, 2012, will vote on this at an upcoming General Meeting scheduled for Thursday, March 14, 2013 at the offices of Aberdeen Asset Management Inc., 712 Fifth Avenue, 49th Floor, New York, NY.

Open Market Repurchase Program

The fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV. During the fiscal year ended October 31, 2012 and fiscal year ended October 31, 2011, the Fund did not repurchase any shares.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is also available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of our ongoing commitment to provide information to our shareholders, I invite you to visit the Fund on the web at www.aberdeenetf.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, conduct portfolio charting and other timely data.

Please take a look at Aberdeen’s Closed-End Fund Talk Channel, where you can watch fund manager web casts and view our latest short films. For replays of recent broadcasts or to register for upcoming events, please visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usClosed/aberdeentv.

Please ensure that you are enrolled in our email services, which feature timely news from our portfolio managers around the world. Enroll today at www.aberdeen-asset.us/aam.nsf/usclosed/email and be among the first to receive the latest closed-end fund news, announcements of upcoming fund manager web casts, films and other

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.	1

Letter to Shareholders (unaudited) (concluded)

October 31, 2012

information. Please note that Aberdeen does not share our shareholder information with any other organizations.

Included within this report is a reply card with postage paid envelope. Please complete and mail the card if you would like to be added to our enhanced email service and receive future communications from Aberdeen.

Please contact Aberdeen Asset Management Inc. by:

•             Calling toll free at 1-866-839-5205 in the United States;

•             Emailing InvestorRelations@aberdeen-asset.com;

•             Visting Aberdeen Closed-End Fund Center at http://www.aberdeen-asset.us/aam.nsf/usClosed/home;

•             Visiting www.aberdeenetf.com.

Yours sincerely,

Christian Pittard

President

2	Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Report of the Investment Adviser (unaudited)

Market Review

Telecommunications and infrastructure shares in emerging markets tracked the broader asset class higher over the year under review, despite persistent global growth fears and continued headwinds from Europe. Relief that the Eurozone was saved from a breakup and signs of improvement in the U.S. economy helped stock markets rebound from a weak start. Ample liquidity injections by leading central banks, as well as the U.S. Federal Reserve’s pledge to keep interest rates low for an extended period, also bolstered investor sentiment. However, the rally was cut short in April when a sharper-than-expected slowdown across the developing world and resurgent fears over the solvency of peripheral European nations clouded recovery prospects. Extraordinary support from major central banks to bolster growth subsequently helped markets regain their momentum, but renewed worries over the health of the world economy kept investors side lined.

Government spending over the period in infrastructure development rose substantially across many emerging economies to cushion the impact of the global slowdown. Notably, China accelerated domestic projects, while Indonesia and the Philippines announced plans to spend billions on infrastructure to pump prime growth. India stated that it will invest around one trillion Rupees over the next five years to revamp the country’s creaky infrastructure and restore investor confidence which have been undermined by stalled reforms. The Indian government also expressed its intention to partner with Myanmar and Thailand to build a trilateral highway to provide connectivity and improve economic linkages among the countries in the region. News in the telecommunication sector, however, was less upbeat. Response to India’s 2G mobile spectrum sale was muted and brought in far less revenue than expected. Thailand’s long-awaited 3G auction was widely criticised for being under-priced.

As discussed in previous reports, most of the Fund’s private placement holdings are technology oriented venture capital funds. The most recent twelve-month period saw widespread stability in valuations. Write-ups of private placement holdings generally lag behind the recovery of the public markets. Such increases are driven by increased acquisition, IPO and venture capital financing activity, while write-downs reflect the manager’s judgment with respect to any impairment of value.

Despite fluctuating markets during the period, private placements such as Star Ventures IX benefitted from the appreciation of some holdings, primarily in those companies that had already reached a level of maturity that allowed them to be realized.

Distributions from private placements in this period decreased from the previous twelve months from $1,757,633 to $566,533. In the current period, two of the private placements made significant distributions: TCV IV ($143,224) and JP Morgan Latin America Capital Partners ($105,960). Additional distributions were received subsequent to October 31, 2012. Please see note 13 in the Notes to Financials.

The investment pace of the private placements increased, the Fund funded $68,156 in capital calls during the period, versus $22,500 in the twelve months prior. As of October 31, 2012, the Fund had 5.9% of its total capital commitment still unfunded in its active investments. It is unlikely that the General Partner will implement capital calls for new investments.

Portfolio Review and Performance

The Fund’s NAV total return for the 12 month period ended October 31, 2012 was 16.7%, outperforming the benchmark, the MSCI Emerging Markets Infrastructure Index, by 7.0%.

Once again, the top contributors to the Fund’s performance during the period under review were telecoms companies (telcos). They were: Malaysian telco Digi.Com, Thai mobile phone operator Advanced Info Service (AIS) and Taiwan Mobile. Healthy corporate earnings aided Digi.Com. An increase in subscribers and significant growth in data and value-added services supported its robust top-line performance; a decent dividend policy and capital distribution further underpinned its share price. AIS’ attractive dividend yield buoyed its share price; robust cash flow generation allowed the Thai mobile phone company to repay borrowings and fund generous dividend payouts. Taiwan Mobile also did well on the back of strong operating results and better earnings per share growth, boosted by disciplined capital management.

The main detractors from fund performance at the stock level were Indian mobile phone operator Bharti Airtel, Moroccan telco, Maroc Telecom and China Mobile. Increased competition, higher costs and a

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.	3

Report of the Investment Adviser (unaudited) (concluded)

continued need for capital expenditure hurt Bharti’s earnings; it is expanding network coverage in Africa in response to keen competition there. Maroc Telecom also detracted from relative performance as substantial declines in domestic mobile termination rates — wholesale charges to rival providers for connecting calls — depressed revenues. Its international operations, however, saw decent revenue growth and margin expansion. The Fund’s performance also suffered from its underweight to benchmark heavyweight China Mobile, as its share price rallied on the back of good operational performance. Its top-line growth rose by 6.5% in the third quarter, driven by new mobile subscriptions while the average revenue per user showed signs of stabilization as higher data revenue offset the impact of lower voice tariffs.

Outlook

We believe the short-term outlook for equity markets merits continued caution. Stock markets have come under renewed pressure as the boost from the recent bout of central bank intervention proved short-lived. Prevailing headwinds from Europe and uncertainty surrounding the U.S. ‘fiscal cliff’ following President Obama’s re-election could lead to a further correction. Meanwhile, leading forward-looking indicators point to a further deterioration in the global economic backdrop as weak private sector confidence and uncertain fiscal policy has hurt aggregate demand. With fundamentals showing few signs of improvement, investors are expected to refocus attention on the subdued macro climate and subdued outlook for corporate profits in the months ahead. Nonetheless, industry prospects remain encouraging. Across emerging Asia, governments are expanding public works to counter a slowdown in global demand and sustain growth.

In the longer term, rising urbanization and industrialization in the developing world continue to provide the impetus for greater investments in efficient infrastructure networks. The telecoms sector continues to exhibit steady growth, with developing countries such as China and India accounting for the bulk of the growth. Meanwhile, worldwide smartphone shipments are forecast to reach 1.7 billion units over the next five years, with emerging markets driving sales. This should see a corresponding growth in data services.

Aberdeen Asset Managers Limited

4	Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

Computershare Trust Company, N.A., the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered shareholders and first time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Portfolio Summary (unaudited)

October 31, 2012

The following chart summarizes the composition of the Fund’s portfolio, in Geographic classification, expressed as a percentage of net assets.

Geographic Asset Breakdown

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.	5

Top 10 Holdings, by Issuer (unaudited)

October 31, 2012

	Holding	Sector	Country	Percent of Net Assets

1.	China Mobile Limited	Wireless Telecommunication Services	China	9.2%
2.	Taiwan Mobile Co., Limited	Wireless Telecommunication Services	Taiwan	8.5%
3.	América Móvil S.A.B. de C.V., Series L, ADR	Wireless Telecommunication Services	Mexico	8.5%
4.	MTN Group Limited	Wireless Telecommunication Services	South Africa	7.6%
5.	Digi.Com Bhd	Wireless Telecommunication Services	Malaysia	7.2%
6.	Advanced Info Service Public Co., Limited	Wireless Telecommunication Services	Thailand	6.5%
7.	PT Telekomunikasi Indonesia Tbk	Diversified Telecommunication Services	Indonesia	3.9%
8.	Samsung Electronics Co., Limited	Semiconductors & Semiconductor Equipment	South Korea	3.8%
9.	Bharti Airtel Limited	Wireless Telecommunication Services	India	3.0%
10.	Safaricom Limited	Wireless Telecommunication Services	Kenya	2.9%

Average Annual Returns (unaudited)

October 31, 2012

	1 Year	3 Years	5 Years	10 Years

Net Asset Value (NAV)	16.67%	10.96%	(3.15)%	14.10%
Market Value	16.56%	11.51%	(4.11)%	14.32%
MSCI EM Infrastructure Index	6.97%	9.17%	(2.30)%	17.39%

Aberdeen Asset Managers Limited (and its predecessor Aberdeen Asset Management Investment Services Limited) has voluntarily waived fees and/or reimbursed expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change and may be discontinued at any time. Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE MKT during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 866-839-5205.

The annualized gross expense ratio is 1.48%. The annualized net expense ratio after fee waivers and/or expense reimbursements is 1.43%.

6	Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Portfolio of Investments

As of October 31, 2012

No. of Shares		Description	Value
EQUITY SECURITIES—99.6%
EQUITY SECURITIES OF TELECOMMUNICATION AND INFRASTRUCTURE COMPANIES IN EMERGING COUNTRIES—97.9%
ARGENTINA—2.0%
ENERGY EQUIPMENT & SERVICES—2.0%
102,000		Tenaris S.A., ADR (cost $4,189,347)	$ 3,837,240
ASIA—0.1%
VENTURE CAPITAL—0.1%
3,622,118	(a)	TVG Asian Communications Fund II, L.P.(b)(c)(d)(e)(f) (cost $711,954)	96,606
BRAZIL—5.5%
OIL, GAS & CONSUMABLE FUELS—2.0%
180,000		Ultrapar Participacoes S.A.	3,775,387
REAL ESTATE MANAGEMENT & DEVELOPMENT—2.4%
156,000		Multiplan Empreendimentos Imobiliarios S.A.	4,570,050
TRANSPORTATION INFRASTRUCTURE—1.1%
149,000		Wilson Sons Limited, BDR	2,068,782
		Total Brazil (cost $8,604,701)	10,414,219
CHILE—2.6%
ELECTRIC UTILITIES—1.0%
5,600,000		Enersis S.A.	1,916,907
WIRELESS TELECOMMUNICATION SERVICES—1.6%
143,132		Empresa Nacional de Telecomunicaciones S.A.	2,915,294
		Total Chile (cost $4,426,910)	4,832,201
CHINA—9.2%
WIRELESS TELECOMMUNICATION SERVICES—9.2%
1,570,172		China Mobile Limited(d) (cost $14,224,021)	17,405,819
HONG KONG—5.4%
CHEMICALS—0.6%
1,168,500		Yingde Gases(d)	1,110,769
MARINE—1.0%
3,788,000		Pacific Basin Shipping Limited(d)	2,016,868
REAL ESTATE MANAGEMENT & DEVELOPMENT—3.8%
586,000		Hang Lung Group Limited(d)	3,459,864
261,500		Swire Pacific Limited(d)	3,103,068
183,050		Swire Properties Limited(d)	566,748
			7,129,680
		Total Hong Kong (cost $11,559,551)	10,257,317
INDIA—7.5%
CONSTRUCTION MATERIALS—2.8%
145,000		Ultratech Cement Limited(d)	5,363,713
IT SERVICES—1.7%
70,600		Infosys Technologies Limited(d)	3,093,480
WIRELESS TELECOMMUNICATION SERVICES—3.0%
1,135,920		Bharti Airtel Limited(d)	5,685,509
		Total India (cost $16,857,224)	14,142,702

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.	7

Portfolio of Investments (continued)

As of October 31, 2012

No. of Shares		Description	Value
EQUITY SECURITIES (continued)
EQUITY SECURITIES OF TELECOMMUNICATION AND INFRASTRUCTURE COMPANIES IN EMERGING COUNTRIES (continued)
INDONESIA—3.9%
DIVERSIFIED TELECOMMUNICATION SERVICES—3.9%
7,334,954		PT Telekomunikasi Indonesia Tbk(d) (cost $5,143,018)	$ 7,449,815
KENYA—2.9%
WIRELESS TELECOMMUNICATION SERVICES—2.9%
106,089,400		Safaricom Limited (cost $5,804,768)	5,482,012
LATIN AMERICA—0.1%
VENTURE CAPITAL—0.1%
2,320,633	(a)	JP Morgan Latin America Capital Partners, L.P.(b)(c)(d)(e)(f) (cost $642,363)	116,774
MALAYSIA—9.6%
CONSTRUCTION MATERIALS—1.3%
772,000		Lafarge Malayan Cement Bhd	2,471,110
WIRELESS TELECOMMUNICATION SERVICES—8.3%
1,000,000		Axiata Group Bhd(d)	2,140,302
7,831,900		Digi.Com Bhd(d)	13,626,848
			15,767,150
		Total Malaysia (cost $8,473,545)	18,238,260
MEXICO—9.6%
TRANSPORTATION INFRASTRUCTURE—1.1%
114,000		Grupo Aeroportuario del Centro Norte S.A.B. de C.V., ADR	2,196,780
WIRELESS TELECOMMUNICATION SERVICES—8.5%
633,996		América Móvil S.A.B. de C.V., Series L, ADR	16,033,759
		Total Mexico (cost $7,701,870)	18,230,539
MOROCCO—2.3%
DIVERSIFIED TELECOMMUNICATION SERVICES—2.3%
348,000		Maroc Telecom(d) (cost $6,244,252)	4,379,525
PHILIPPINES—1.8%
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.8%
6,000,000		Ayala Land, Inc.(d) (cost $2,192,429)	3,429,397
RUSSIA—4.4%
WIRELESS TELECOMMUNICATION SERVICES—4.4%
575,000		Mobile Telesystems OJSC(d)	4,231,798
376,759		VimpelCom Limited, ADR	4,151,884
			8,383,682
		Total Russia (cost $6,762,342)	8,383,682
SOUTH AFRICA—7.6%
WIRELESS TELECOMMUNICATION SERVICES—7.6%
793,791		MTN Group Limited(d) (cost $11,862,066)	14,343,381
SOUTH KOREA—3.8%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.8%
10,000		Samsung Electronics Co., Limited(d) (cost $5,128,355)	7,259,385

8	Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2012

No. of Shares		Description	Value
EQUITY SECURITIES (continued)
EQUITY SECURITIES OF TELECOMMUNICATION AND INFRASTRUCTURE COMPANIES IN EMERGING COUNTRIES (continued)
TAIWAN—8.5%
WIRELESS TELECOMMUNICATION SERVICES—8.5%
4,609,206		Taiwan Mobile Co., Limited(d) (cost $7,915,360)	$ 16,079,699
THAILAND—8.1%
CONSTRUCTION MATERIALS—1.6%
215,000		Siam Cement PCL(d)	2,905,488
WIRELESS TELECOMMUNICATION SERVICES—6.5%
1,915,965		Advanced Info Service Public Co., Limited(d)	12,308,868
		Total Thailand (cost $7,461,365)	15,214,356
TURKEY—2.2%
CONSTRUCTION MATERIALS—0.9%
346,000		Cimsa Cimento Sanayi VE Tica	1,636,865
INDUSTRIAL CONGLOMERATES—1.3%
932,196		Enka Insaat ve Sanayi AS(d)	2,475,677
		Total Turkey (cost $3,741,167)	4,112,542
GLOBAL—0.8%
VENTURE CAPITAL—0.8%
7,248,829	(a)	Emerging Markets Ventures l, L.P.(b)(c)(d)(e)(f)	455,227
2,400,000	(a)	Telesoft Partners II QP, L.P.(b)(c)(d)(e)	1,080,720
		Total Global (cost $3,945,805)	1,535,947
		Total Emerging Countries (cost $143,592,413)	185,241,418
EQUITY SECURITIES OF TELECOMMUNICATION AND INFRASTRUCTURE COMPANIES IN DEVELOPED COUNTRIES—1.7%
ISRAEL—1.7%
SOFTWARE—0.6%
27,000		Check Point Software Technologies Ltd.(c)	1,202,310
VENTURE CAPITAL—1.1%
1,674,587	(a)	BPA Israel Ventures, LLC(b)(c)(d)(e)(f)	457,062
2,000,000	(a)	Concord Fund I Liquidating Main Trust(b)(c)(d)(e)	89,994
4,000,000	(a)	Concord Ventures Fund II, L.P.(b)(c)(d)(e)	135,076
2,750,000	(a)	Giza GE Venture Fund III, L.P.(b)(c)(d)(e)	436,645
742,434	(a)	Neurone Ventures II, L.P.(b)(c)(d)(e)(f)	150,441
2,001,470	(a)	SVE Star Ventures Enterprises GmbH & Co. No. IX KG(b)(c)(d)(e)	482,975
1,375,001	(a)	Walden—Israel Ventures III, L.P.(b)(c)(d)(e)	235,221
			1,987,414
		Total Israel (cost $10,314,530)	3,189,724
UNITED STATES—0.0%
VENTURE CAPITAL—0.0%
1,952,000	(a)	Technology Crossover Ventures IV, L.P.(b)(c)(d)(e)(f) (cost $419,404)	105,675
		Total Developed Countries (cost $10,733,934)	3,295,399
		Total Equity Securities—99.6% (cost $154,326,347)	188,536,817

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.	9

Portfolio of Investments (concluded)

As of October 31, 2012

Principal Amount (000’s)	Description	Value
SHORT—TERM INVESTMENT—0.4%
EQUITY SECURITIES OF TELECOMMUNICATION AND INFRASTRUCTURE COMPANIES IN EMERGING COUNTRIES (continued)
GRAND CAYMAN—0.4%
$673	Wells Fargo, overnight deposit, 0.03%, 11/01/12 (cost $673,000)	$ 673,000
	Total Investments—100.0% (cost $154,999,347)	189,209,817
	Cash and Other Assets in Excess of Liabilities—0.0%	30,406
	Net Assets—100.0%	$189,240,223

(a)  Represents contributed capital.

(b)  Restricted security, not readily marketable. (See Note 7).

(c)  Non-income producing security.

(d)  Security was fair valued as of October 31, 2012. Security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors (the “Board”) under procedures established by the Board. (See Note 2).

(e)  Illiquid Security.

(f)   As of October 31, 2012, the aggregate amount of open commitments for the Fund is $2,389,005. (See Note 7).

ADR American Depositary Receipts.

BDR Brazilian Depositary Receipts.

See Notes to Financial Statements.

10	Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Statement of Assets and Liabilities
As of October 31, 2012

Assets

Investments, at value (Cost $154,999,347)	$189,209,817
Cash (including $39,616 of foreign currencies with a cost of $39,226)	40,124
Dividends receivable	306,408
Prepaid expenses	28,230
Total assets	189,584,579
Liabilities
Investment advisory fees payable (Note 3)	164,929
Investor Relations fees payable (Note 3)	21,680
Directors’ fees payable	16,857
Administration fees payable (Note 3)	761
Accrued expenses and other liabilities	140,129
Total liabilities	344,356

Net Assets	$189,240,223

Net Assets consist of
Capital stock, $0.001 par value (Note 5)	$8,247
Paid-in capital	144,512,166
Undistributed net investment income	3,224,149
Accumulated net realized gain on investments and foreign currency related transactions	7,287,838
Net unrealized appreciation on investments and foreign currency translation	34,207,823

Net Assets applicable to shares outstanding	$189,240,223
Net asset value per share, based on 8,246,665 shares issued and outstanding	$22.95

See Notes to Financial Statements.

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.	11

Statement of Operations
For the Year Ended October 31, 2012

Investment Income
Income:
Dividends and other income	$ 6,581,203
Less: Foreign taxes withheld	(617,257)
Total investment income	5,963,946
Expenses:
Investment advisory fees (Note 3)	1,881,091
Directors’ fees and expenses	190,862
Custodian’s fees and expenses	147,304
Legal fees and expenses	78,557
Investor relations fees and expenses (Note 3)	67,058
Reports to shareholders and proxy solicitation	59,169
Independent auditor’s fees and expenses	49,000
Insurance expense	35,364
Administration fees (Note 3)	30,001
Transfer agent’s fees and expenses	24,615
Miscellaneous	39,401
Total expenses	2,602,422
Less: Fee waivers (Note 3)	(96,360)
Net expenses	2,506,062

Net investment income	3,457,884
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency Related Transactions

Net realized gain/(loss) on:
Investment transactions*	920,922
Foreign currency transactions	(65,972)
Net change in unrealized appreciation of investments and foreign currency translation	22,692,729
Net realized and unrealized gain on investments and foreign currency transactions	23,547,679
Net Increase in Net Assets Resulting from Operations	$ 27,005,563

* Includes realized gain portion of distributions from underlying venture capital investments of $167,556.

See Notes to Financial Statements.

12	Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Statements of Changes in Net Assets

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Increase/(Decrease) in Net Assets
Operations:
Net investment income	$ 3,457,884	$ 3,373,602
Net realized gain on investments and foreign currency related transactions	854,950	2,675,818
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	22,692,729	(8,592,930)
Net increase/(decrease) in net assets resulting from operations	27,005,563	(2,543,510)
Dividends and distributions to shareholders from:
Net investment income	(2,840,316)	(4,411,059)
Total increase/(decrease) in net assets resulting from operations	24,165,247	(6,954,569)
Net Assets
Beginning of year	165,074,976	172,029,545
End of year*	$189,240,223	$165,074,976

* Includes undistributed net investment income of $3,224,149 and $2,838,806, respectively.

See Notes to Financial Statements.

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.		13

Financial Highlights

	For the Fiscal Years Ended October 31,
	2012	2011	2010	2009	2008

PER SHARE OPERATING PERFORMANCE (a)
Net asset value, beginning of year	$20.02	$20.86	$17.99	$15.24	$29.69

Net investment income	0.42	0.41	0.57	0.40	0.43
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	2.85	(0.72)	2.69	2.71	(14.98)

Net increase/(decrease) in net assets resulting from operations	3.27	(0.31)	3.26	3.11	(14.55)

Dividends and distributions to shareholders:
Net investment income	(0.34)	(0.53)	(0.39)	(0.36)	(0.01)

Total dividends and distributions to shareholders	(0.34)	(0.53)	(0.39)	(0.36)	(0.01)

Anti-dilutive impact due to capital shares tendered	—	—	—	—	0.11

Net asset value, end of year	$22.95	$20.02	$20.86	$17.99	$15.24

Market value, end of year	$20.65	$18.03	$19.08	$15.95	$12.66

Total Investment Return Based on: (b)
Market value	16.56%	(2.76% )	22.35%	29.52%	(54.89% )
Net asset value	16.67%	(1.24% )	18.60%	21.35%	(48.64% )

Ratio/Supplementary Data
Net assets, end of year (000 omitted)	$189,240	$165,075	$172,030	$148,328	$125,610
Average net assets (000 omitted)	$175,613	$169,025	$157,099	$131,494	$205,301
Ratio of expenses to average net assets, net of fee waivers	1.43%	1.50%	1.53%	1.43%	1.37%
Ratio of expenses to average net assets, excluding fee waivers	1.48%	1.55%	1.61%	1.48%	1.42%
Ratio of net investment income to average net assets	1.97%	2.00%	2.97%	2.51%	1.75%
Portfolio turnover rate	5.14%	49.48%	5.36%	90.65%	34.07%

(a)	Based on average shares outstanding.

(b)

Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each reporting period. Dividends and distributions, if any, are assumed, for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

See Notes to Financial Statements.

14	Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Notes to Financial Statements

October 31, 2012

1. Organization

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. (the “Fund”) was incorporated in Maryland on October 12, 1993, and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. The Fund trades on the NYSE MKT under the ticker symbol “ETF”.

The Fund’s principal investment objective is to seek long-term capital appreciation.

Under normal market conditions, at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, are invested in equity and debt securities of emerging markets telecommunications companies and of infrastructure companies. In addition, under normal market conditions, at least 20% (but not more than 24.9% at the time of purchase) of the Fund’s net assets will be invested in equity and debt securities of companies in the infrastructure industry.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The U.S. Dollar is used as both the functional and reporting currency.

(a) Security Valuation

The Fund is required to value its securities at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time.” The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange traded funds are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined as a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying fair valuation factors to the last sale price. Fair valuation factors are provided by an independent pricing service provider. When the fair value factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. These factors are based on inputs such as, depositary receipts, S&P 500 Index/S&P 500 Futures, Nikkei 225 Futures, sector indices/ETFs, exchange rates, and historical opening and closing prices of each security. If the pricing service is unable to provide a valuation factor, or if the valuation factor falls below a predetermined threshold, the security is valued at the last sale price. A security that applies a fair valuation factor is determined as a Level 2 investment. When no fair valuation factor is applied, the security is determined as a Level 1 investment.

In the event that a security’s market quotation is not readily available, or is deemed unreliable, the fair value of a security is determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances. A security that has been fair valued in these circumstances may be classified as a Level 2 or Level 3 depending on the nature of the inputs.

The Fund also invests in venture capital private placement securities, which are deemed to be restricted securities. These securities are valued at fair value as determined in good faith by, or under the direction of the Board, under procedures established by the Board in the absence of readily ascertainable market values. The Fund’s estimate of fair value assumes a willing buyer and a willing seller neither of whom are acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material. These securities are categorized as Level 3 investments. Level 3 investments have significant unobservable inputs, as they trade infrequently. In determining the fair value of these investments, management uses the market approach which includes as the primary input the capital balance reported; however, adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations, and any restrictions or illiquidity of such interests, and the fair value of these venture capital investments.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.	15

Notes to Financial Statements (continued)

October 31, 2012

value of its investments in a hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon adjusted quoted prices in active markets for identical assets and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

The following is a summary of the inputs used as of October 31, 2012 in valuing the Fund’s investments carried at fair value The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at value	Level 1	Level 2	Level 3	Balance as of 10/31/2012
Chemicals	$–	$1,110,769	$–	$1,110,769
Construction Materials	4,107,975	8,269,201	–	12,377,176
Diversified Telecommunication Services	–	11,829,340	–	11,829,340
Electric Utilities	1,916,907	–	–	1,916,907
Energy Equipment & Services	3,837,240	–	–	3,837,240
Industrial Conglomerates	–	2,475,677	–	2,475,677
IT Services	–	3,093,480	–	3,093,480
Marine	–	2,016,868	–	2,016,868
Oil, Gas & Consumable Fuels	3,775,387	–	–	3,775,387
Real Estate Management & Development	4,570,050	10,559,077	–	15,129,127
Semiconductors & Semiconductor Equipment	–	7,259,385	–	7,259,385
Software	1,202,310	–	–	1,202,310
Transportation Infrastructure	4,265,562	–	–	4,265,562
Venture Capital	–	–	3,842,416	3,842,416
Wireless Telecommunication Services	28,582,949	85,822,224	–	114,405,173
Short-Term Investments	–	673,000	–	673,000
Total	$52,258,380	$133,109,021	$3,842,416	$189,209,817

Amounts listed as “-” are $0 or round to $0.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. As described above, certain foreign securities are fair valued utilizing an independent pricing service to reflect any significant market movements between the time the Fund values such foreign securities and the earlier closing of foreign markets. For some securities, the pricing service is unable to provide a valuation factor. The utilization of these procedures results in transfers between Level 1 and Level 2. For the year ended October 31, 2012, the securities issued by Lafarge Malayan Cement Bhd, Cimsa Cimento Sanayi VE Tica and Safaricom Limited, in the amounts of $2,471,110, $1,636,865 and $5,482,012, respectively, transferred from Level 2 to Level 1 because there was not a fair value factor applied at October 31, 2012. The securities issued by Advanced Info Service Public Co., Limited and Mobile Telesystems OJSC, in the amounts of $12,308,868 and $4,231,798, respectively, transferred from Level 1 to Level 2 because there was a fair value factor applied at October 31, 2012. For the year ended October 31, 2012, there have been no significant changes to the fair valuation methodologies.

16	Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2012

The significant unobservable inputs used in the fair value measurement of the Fund’s venture capital holdings are audited financial statements, expenses incurred from the partnership, interim financial statements, capital calls, and distributions. These unobservable inputs are used by taking the most recent quarterly valuation statements and adjusting the value using the unobservable inputs mentioned above. Significant increases (decreases) in any of those inputs in isolation would result in a significantly lower (higher) fair value measurement.

	Fair Value at 10/31/12	Valuation Technique	Unobservable Inputs	Range
Venture Capital	$3,842,416	Partner Capital Value/Net Asset Value	Expenses	$0 – ($119,827)
			Capital Calls & Distributions	$68,156 – ($-565,534)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments, at value	Balance as of 10/31/2011	Accrued discounts/ premiums	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Capital Contributed	Distributions/ Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/2012
Venture Capital	$4,337,409	$–	$(380,480)	$216,312	$68,156	$(398,981)	$–	$–	$3,842,416
Total	$4,337,409	$–	$(380,480)	$216,312	$68,156	$(398,981)	$–	$–	$3,842,416

Change in unrealized appreciation/depreciation relating to investments still held at October 31, 2012 is $216,312.

(b) Short-Term Investment:

The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co. (“BBH & Co.”), the Fund’s custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

(c) Foreign Currency Transactions:

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(I) market value of investment securities, other assets and liabilities at the rate of exchange at Valuation Time; and

(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. When the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

(d) Security Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.	17

Notes to Financial Statements (continued)

October 31, 2012

calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis. Expenses are recorded on an accrual basis.

(e) Distributions:

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies.

(f) Federal Income Taxes:

The Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended (“IRC”), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal tax returns for each of the four years up to the period ended October 31, 2012 are subject to such review.

(g) Partnership Accounting Policy:

The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

3. Agreements and Transactions with Affiliates

(a) Investment Adviser:

Aberdeen Asset Managers Limited (“AAML” or “Adviser”) serves as the Fund’s investment adviser with respect to all investments. AAML is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC. On March 1, 2012, the previous investment adviser, Aberdeen Asset Management Investment Services Limited (“AAMISL”), merged into AAML, which assumed the investment advisory responsibility for the

Fund. There was no change to the portfolio management team or the level or nature of the services provided to the Fund as a result of the merger, and the same resources available to AAMISL for the management and compliance oversight of the Fund are available to AAML. AAML receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.25% of the first $100 million of the Fund’s average weekly market value or net assets (whichever is lower), 1.125% of the next $100 million and 1.00% of amounts in excess of $200 million. AAML has agreed to waive a portion of its advisory fee. For the year ended October 31, 2012, AAML earned $1,881,091 for advisory services, of which AAML waived $96,360. Amounts shown as paid to AAML include amounts paid to AAMISL prior to March 1, 2012.

(b) Fund Administration:

BBH & Co. is the U.S. Administrator for the Fund and certain other funds advised by AAML and its affiliates (collectively the “Funds”). The Funds pay BBH & Co. a monthly administration and fund accounting service fee at an annual rate of 0.02% of the Funds’ aggregate assets up to $250 million, 0.015% for the next $250 million and 0.01% in excess of $500 million.

Each Fund pays its pro rata portion of the fee based on its level of assets with a monthly minimum of $2,500. For the year ended October 31, 2012, BBH & Co. earned $30,001 from the Fund for administrative and fund accounting services.

(c) Investor Relations:

Under the terms of an Investor Relations Services Agreement, Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAML, provides investor relations services to the Fund and certain other funds.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI, among other things, provides objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine and articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains of effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

For the year ended October 31, 2012, the Fund paid fees of approximately $65,544 for investor relations services. Investor relations

18	Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2012

fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

(d) Directors’ Purchase Plan:

Fifty percent (50%) of the annual retainer of the Independent Directors is invested in Fund shares and, at the option of each Independent Director, 100% of the annual retainer can be invested in shares of the Fund. During the year ended October 31, 2012, 2,769 shares were purchased pursuant to the Directors compensation plan. As of October 31, 2012, the Directors as a group owned less than 1% of the Fund’s outstanding shares.

4. Investment Transactions

For the year ended October 31, 2012, Fund purchases and sales of securities, other than short-term investments, were $14,141,877 and $8,913,299, respectively.

5. Capital

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. As of October 31, 2012 there were 8,246,665 common shares issued and outstanding.

6. Credit Facility

For the year ending October 31, 2012, the Fund was a party to a joint credit facility along with certain other funds advised by AAML and its affiliates (collectively the “Funds”). The Funds agreed to a $10 million committed revolving joint credit facility with BBH & Co. for temporary or emergency purposes. Under the terms of the joint credit facility, the Funds paid an aggregate commitment fee on the average unused amount of the credit facility. In addition, the Funds paid interest on borrowings at the Overnight LIBOR rate plus a spread. For the year ended October 31, 2012, the Fund had no borrowings under the joint credit facility. The Board determined the renewal of the credit facility was not necessary and therefore the facility expired on November 9, 2012.

7. Restricted Securities

Certain of the Fund’s investments are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board under procedures established by the Board in the absence of readily ascertainable market values.

Security	Acquisition Date(s)	Cost	Fair Value At 10/31/12	Percent of Net Assets	Distributions Received	Open Commitments
BPA Israel Ventures, LLC	10/05/00 – 12/09/05	$1,136,160	$457,062	0.24	$121,616	$625,413
Concord Fund I Liquidating Main Trust	12/08/97 – 09/29/00	1,258,080	89,994	0.05	1,323,268	–
Concord Ventures Fund II, L.P.	03/29/00 – 12/15/06	2,370,237	135,076	0.07	931,294	–
Emerging Markets Ventures l, L.P.	01/22/98 – 01/10/06	2,660,224	455,227	0.24	7,367,180	851,171
Giza GE Venture Fund III, L.P.	01/31/00 – 11/23/06	1,765,654	436,645	0.23	770,820	–
JP Morgan Latin America Capital Partners, L.P.	04/10/00 – 03/20/08	642,363	116,774	0.06	2,396,384	467,789
Neurone Ventures II, L.P.	11/24/00 – 12/21/10	205,067	150,441	0.08	401,833	18,750
SVE Star Ventures Enterprises GmbH & Co. No. IX KG	12/21/00 – 08/12/08	1,543,361	482,975	0.26	543,900	–
Technology Crossover Ventures IV, L.P.	03/08/00 – 09/27/10	419,404	105,675	0.06	2,899,903	48,000
Telesoft Partners II QP, L.P.	07/14/00 – 03/01/10	1,285,581	1,080,720	0.57	1,109,561	–
TVG Asian Communications Fund II, L.P.	06/07/00 – 10/27/05	711,954	96,606	0.05	3,689,401	377,882
Walden-Israel Ventures III, L.P.	02/23/01 – 10/20/10	845,948	235,221	0.12	1,141,882	–
Total		$14,844,033	$3,842,416	2.03	$22,697,042	$2,389,005

The Fund may incur certain costs in connection with the disposition of the above securities.

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.	19

Notes to Financial Statements (continued)

October 31, 2012

8. Open Market Repurchase Program

The Board authorized, but does not require, management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares, in accordance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended, and other applicable federal securities laws. Such purchases may be made when, in the reasonable judgment of management, such repurchases may enhance shareholder value and when each such Fund’s shares are trading at a discount to net asset value of 12% or more, subject to intraday fluctuations that may result in repurchases at discounts below 12%. The Board has instructed management to report repurchase activity to it regularly, and to post the number of shares repurchased on the Fund’s website on a monthly basis. For the year ended October 31, 2012, the Fund did not repurchase any shares through this program.

9. Portfolio Investment Risks

(a) Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. Such risks include, among others, currency risk, information risk and political risk. Currency risk results from securities denominated in currencies other than U.S. Dollars that are subject to changes in value due to fluctuations in exchange rates. Information risk arises with respect to foreign securities when key information about foreign issuers may be inaccurate or unavailable. Political risk includes future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Other risks of investing in foreign securities include liquidity and valuation risks.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

(b) Risks Associated with Emerging Markets:

The emerging countries’ securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of emerging country securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so.

(c) Risks Associated with Restricted Securities:

The Fund, subject to local investment limitations, may invest up to 25% of its assets (at the time of commitment) in illiquid equity securities, including securities of venture capital funds (whether in corporate or partnership form) that invest primarily in emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that underlying fund, including management fees. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the venture capital funds may take longer to liquidate than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these differences could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

(d) Risks Associated with Focus in a Particular Industry:

The Fund focuses its investments in the equity and debt securities of emerging markets telecommunications companies and infrastructure companies. As a result, the financial, economic, business and political developments in these particular sectors of the market, positive or negative, have a greater impact on the Fund’s net asset value and will cause its shares to fluctuate more than if the Fund did not focus its investments in these particular sectors.

(e) Risks Associated with European Markets:

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to

20	Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2012

raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

10. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

11. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2012 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$145,999,385	$67,092,334	$(23,881,902)	$43,210,432

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid during the fiscal years ended October 31, 2012 and October 31, 2011 was as follows:

	October 31, 2012	October 31, 2011

Distributions paid from:

Ordinary Income	$2,840,316	$4,411,059

Total tax character of distributions	$2,840,316	$4,411,059

At October 31, 2012, the components of accumulated earnings on a tax basis, for the Fund were as follows:

Undistributed ordinary income	$3,224,149

Capital Loss Carryforward	(1,712,124)*

Unrealized Appreciation	$43,207,785

Total accumulated earnings	$44,719,810

*During the year ended October 31, 2012, the Fund has capital loss carryforward of $1,712,124, which consists of $815,248 of short-term pre RIC-Mod losses with an expiration date of 10/31/2018 and $896,876 of long-term post RIC-Mod losses with no expiration date. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $(232,225) has been reclassified from undistributed net investment income and $(92) from paid in capital to accumulated net realized losses on investments and foreign currency related transactions as a result of permanent differences primarily attributable to partnership investments and foreign currency transactions. These reclassifications have no effect on net assets or net asset values per share.

12. Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”). No. 2011-11, Balance Sheet (Topic 210): “Disclosures about Offsetting Assets and Liabilities”. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the implications of this ASU and its impact on the financial statements has not been determined.

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.	21

Notes to Financial Statements (concluded)

October 31, 2012

13. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financials statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of October 31, 2012.

The Board determined the renewal of the credit facility was not necessary and therefore the facility expired on November 9, 2012.

On December 21, 2012 the Fund declared a distribution of $0.12221 per share payable on January 11, 2013 to shareholders of record as of December 31, 2012.

The Fund received the following venture capital distribution after the fund year end; Emerging Markets Venture Fund I LP of $79,105, Star Ventures IX of $160,118 and Concord Fund I Liquidating Main Trust of $63,628.

On November 26, 2012, the Fund announced that the Board of Directors approved changes to certain investment policies of the Fund. As a result of these policy changes, the Fund will no longer concentrate its investments in the telecommunications industry and is not required to focus its investment in any industry. However, the Fund may, at the full discretion of the adviser, continue to focus its investments in securities of companies from each of the infrastructure, telecommunications and technology sectors of emerging market countries. The Board approved the removal of the Fund’s fundamental policy to invest, under normal market conditions, at least 65% of its total assets in equity securities of telecommunications companies in emerging markets. Because this policy is fundamental, the proposed change requires approval by the Fund’s shareholders. The Board approved certain other changes to the Fund’s investment policies as set forth below, which will not be effective unless and until shareholder approval of the removal of the Fund’s concentration policy is obtained. The Fund’s shareholders, as of December 20, 2012, will vote on this at the upcoming General Meeting scheduled for Thursday, March 14, 2013 at the offices of Aberdeen Asset Management Inc., 712 Fifth Avenue, 49th Floor, New York, NY.

22	Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. (the “Fund”) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and venture capital issuers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 21, 2012

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.	23

Tax Information (unaudited)

For the fiscal year ended October 31, 2012, the Fund designated approximately $2,840,316, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2012, complete information will be reported in conjunction with Form 1099-DIV.

The Fund has made an election under Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The amount of foreign taxes that were passed through to shareholders for the year ended October 31, 2012, was $617,257. The amount of foreign source income was $6,577,476. Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 2012.

24	Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Management of the Fund (unaudited)

October 31, 2012

The names of the Directors and Officers of the Fund, their addresses, year of birth, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or the Fund’s investment adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

Board of Directors Information

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Independent Directors

Enrique R. Arzac c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1941	Chairman of the Board of Directors, Nominating Committee Chairman and Audit and Valuation Committee Member	Since 1996; Chairman since 2005; current term ends at the 2013 annual meeting

Dr. Arzac is a Professor of Finance and Economics at the Columbia University Graduate School of Business. He is a director of The Adams Express Company, Petroleum & Resources Corporation, Credit Suisse closed-end funds, Credit Suisse U.S. Institutional funds, Aberdeen Asset Management U.S. registered closed-end emerging markets funds (Chair), Epoch Holding Corp. and Mirae Discovering Funds. Dr. Arzac has served as a financial consultant to the United Nations Conference on Trade and Development, the State of New Jersey and several U.S. and foreign corporations and financial institutions. He holds a CPN from the University of Buenos Aires and an M.B.A., M.A., and Ph.D. from Columbia University.

				5

Director of Epoch Holding Corporation; Director of The Adams Express Company; Director of Petroleum and Resources Corporation; Director of Mirae Asset Management (5); Director of Credit Suisse Funds (3); Director of Credit Suisse Asset Management Income Fund Inc. and Credit Suisse High Bond Yield Fund

James J. Cattano 1366 Wood Duck Trail Naples, FL 34108 Year of Birth: 1943	Director, Audit and Valuation Committee Chairman and Nominating and Cost Review Committee Member	Since 1993; current term ends at the 2013 annual Meeting	Mr. Cattano is the President of Costal Trade Corporation (international commodity trade) since October 2011. Previously, he was the President of Primary Resources Inc. (agricultural and raw materials) from 1996 to 2011.	5	Director of Credit Suisse Asset Management Income Fund, Inc. since 2006 and Director of Credit Suisse High Yield Bond Fund since 2006

Gregory A. Hazlett c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1965	Director, Audit and Valuation and Nominating Committee Member	Since 2009; current term ends at the 2014 annual Meeting	Mr. Hazlett is a Senior Advisor to Keywise Capital Management (HK) Limited (investment management) since October 2011. Previously, he was the Head of Global Equity Strategies at PIMCO (investment management) from March 2010 to 2012. Prior to joining PIMCO, he was Strategic Advisor at Keywise Capital Management (HK) Limited (investment management) from August 2009 to March 2010; Executive Consultant FS Associates (business consultant) 2008-2010; Senior Vice President and Chief Investment Officer of The Children’s Hospital of Philadelphia (fund management) from November 2005 to December 2007.	1

Director of The Greater China Fund since 2012; Director of PXP Vietnam Emerging Markets Equity Fund since 2005; Director of the City of Rockville Retirement Fund since October 2012 (previously June 2009-March 2010)

Steven N. Rappaport c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1948	Director, Audit and Valuation, Nominating , and Cost Review Committee Member	Since 2006; current term ends at the 2015 annual meeting	Mr. Rappaport has been a Partner of Lehigh Court, LLC (private investment firm) and RZ Capital LLC (private investment firm) since 2004.	5	Director of iCAD, Inc., since 2006; Director of Credit Suisse Funds (4); Director of Credit Suisse Asset Management Income Fund Inc. since 2005 and Credit Suisse High Yield Bond Fund since 2005

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.	25

Management of the Fund (unaudited) (continued)

October 31, 2012

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Martin M. Torino c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1949	Director, Audit and Valuation, Nominating, and Cost Review Committee Member	Since 1993; current term ends at the 2014 annual meeting	Mr. Torino has been President of TA USA (agricultural sector) since May 1991; President of Rio Calchaqui SA (food and beverages) since June 2007. Previously, he was President of Expreso Morell SA (transportation and logistics) from 2009 to 2012.	3	Director of San Lucas S.A.

Interested Directors

Alexander Zagoreos** 210 Jermain Hill Lane Eagle Bridge, NY 12057 Year of Birth: 1937	Director	Since 2011; current term ends at the 2015 annual meeting	Mr. Zagoreos has been Senior Advisor to Lazard Asset Management (asset management) since 2007. Previously, he was a Partner and Managing Director of Lazard Asset Management (asset management) from 1977 to 2006.	1	Director, World Trust Fund, Alpha Andromeda Fund, and Probank (Athens); Chairman, Utilico Emerging Markets Trust, and The Taiwan Opportunities Fund

*

Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc., The Singapore Fund, Inc., The Asia-Tigers Fund, Inc., The India Fund, Inc. and Aberdeen Funds have a common investment manager and/or investment adviser, or an investment adviser that is affiliated with the Investment Adviser, and may thus be deemed to be part of the same “Fund Complex.”

**

Effective November 11, 2011, Mr. Zagoreos was determined by the Board of Directors of the Fund to be an interested director (as that term is defined in the 1940 Act) of the Fund due to his status as a Senior Advisor to an affiliate of a shareholder holding more than 25% of the voting securities of the Fund.

Information Regarding Officers who are not Directors

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Christian Pittard* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1973	President	Since July 2009

Currently, Group Head of Product Development of the Investment Adviser. Previously Director and Vice President (from 2006 to 2008), Chief Executive Officer (from October 2005 to September 2006) and employee (since June 2005) of Aberdeen Asset Management Inc. (“AAMI”); Member of Executive Management Committee of Aberdeen Asset Management PLC (since August 2005); Managing Director of Aberdeen Asset Managers (C.I.) Limited (from 2000 to June 2005); Managing Director of Aberdeen Private Wealth Management Limited (from 2000 to May 2005).

Jeffrey Cotton* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1977	Chief Compliance Officer, Vice President – Compliance	Since March 2011

Currently, Vice President and Head of Compliance – U.S. for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009-2010) supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a VP, Senior Compliance Manager at Bank of America/Columbia Management (2006-2009).

26	Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Management of the Fund (unaudited) (continued)

October 31, 2012

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Andrea Melia* c/o Aberdeen Asset Management Inc. Attn: US Legal| 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1969	Treasurer	Since November 2009

Since November 2009 Currently, Vice President and Head of Fund Accounting for AAMI (since 2009). Prior to joining Aberdeen, Ms. Melia was Director of Fund Administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

Megan Kennedy* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President	Since July 2009

Currently, Head of Product Management for AAMI (since 2009.) Ms. Kennedy joined AAMI in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Alan Goodson* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	Vice President	Since July 2009

Currently, Head of Product US, overseeing both Product Management and Product Development for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr. Goodson is Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.

Joanne Irvine* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1968	Vice President	Since July 2009	Currently, Head of Emerging Markets Ex. Asia on the global emerging markets equities team in London (since 1997). Ms. Irvine joined Aberdeen in 1996 in a group development role.

Devan Kaloo* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1972	Vice President	Since July 2009

Currently, serves as Head of Global Emerging Markets. Mr. Kaloo joined Aberdeen in 2000 on the Asian portfolio team before becoming responsible for the Asian ex Japan region as well as regional portfolios within emerging market mandates and technology stocks.

Jennifer Nichols* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since July 2009

Currently, Global Head of Legal for Aberdeen (2012). Ms. Nichols serves as a Director and Vice President for AAMI since 2010.She previously served as Head of Legal – Americas from 2010-2012. She joined AAMI in October 2006.

Nick Robinson* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since 2011

Currently, Director and Head of Brazilian Equities, of Aberdeen’s operations in São Paulo. Nick joined Aberdeen in 2000 and spent eight years on the North American Equities desk, including three years based in Aberdeen’s US offices. In 2008 he returned to London to join the global emerging markets equities team. Mr. Robinson relocated to São Paulo in 2009.

Lucia Sitar* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since July 2009	Currently, U.S. Counsel for AAMI. Ms. Sitar joined AAMI in July 2007.

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.	27

Management of the Fund (unaudited) (concluded)

October 31, 2012

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Hugh Young** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1958	Vice President	Since July 2009

Mr. Young is currently a member of the Executive Management Committee of Aberdeen Asset Management PLC. He has been Managing Director of Aberdeen Asset Management Asia Limited (“AAMAL”), since 1991. Mr. Young also served as a Director of Aberdeen Asset Managers (C.I.) Limited from 2000 to June 2005 and a Director of AAMAL since 2000.

Sharon Ferrari* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since June 2011	Currently, Fund Accounting Manager for AAMI. She joined AAMI as a Senior Fund Administrator in 2008. Prior to joining AAMI, she was an Accounting Analyst at Delaware Investments.

Heather Hasson* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1982	Assistant Secretary	Since March 2012	Currently, Senior Product Manager for Aberdeen Asset Management Inc. Ms. Hasson joined AAMI as a Fund Administrator in November 2006.

*

As of October 2012, Messrs. Pittard, Cotton, Goodson, Kaloo, and Robinson and Mses. Nichols, Irvine, Melia, Kennedy, Sitar, Ferrari and Hasson hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., The Singapore Fund Inc., The India Fund Inc., The Asia-Tigers Fund Inc., and the Aberdeen Funds, each of which may also be deemed to be a part of the same “Fund Complex.”

**

Mr. Young serves as an Interested Director on the Aberdeen Australia Equity Fund, Inc. and The India Fund, Inc. which has a common investment manager and/or investment adviser with the Fund, or an investment adviser that is affiliated with the Investment Adviser, and may thus be deemed to be part of the same “Fund Complex” as the Fund.

28	Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Corporate Information

Directors	Administrator & Custodian
Enrique R. Arzac, Chairman	Brown Brothers Harriman & Co.
James J. Cattano	40 Water Street
Gregory A. Hazlett	Boston, MA 02109
Steven N. Rappaport
Martin M. Torino	Shareholder Servicing Agent
Alexander Zagoreos	Computershare Trust Company, N.A.
250 Royall Street
Officers	Canton, MA 02021
Christian Pittard, President
Jeffrey Cotton, Vice President and Chief Compliance Officer	Independent Registered Public Accounting Firm
Andrea Melia, Treasurer and Chief Financial Officer	PricewaterhouseCoopers LLP
Megan Kennedy, Vice President and Secretary	300 Madison Avenue
Alan Goodson, Vice President	New York, NY 10017
Joanne Irvine, Vice President
Devan Kaloo, Vice President	Legal Counsel
Jennifer Nichols, Vice President	Willkie Farr & Gallagher LLP
Nick Robinson, Vice President	787 Seventh Avenue
Lucia Sitar, Vice President	New York, NY 10019
Hugh Young, Vice President
Sharon Ferrari, Assistant Treasurer	Investor Relations
Heather Hasson, Assistant Secretary	Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Investment Adviser	Philadelphia, PA 19103
Aberdeen Asset Managers Limited	1-866-839-5205
Bow Bells House	InvestorRelations@aberdeen-asset.com
1 Bread Street
London, United Kingdom
EC4M 9HH

Aberdeen Asset Managers Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. are traded on the NYSE MKT Exchange under the symbol “ETF”. Information about the Fund’s net asset value and market price is available at www.aberdeenetf.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Item 2. Code of Ethics.

As of October 31, 2012, the Registrant had adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “Code of Ethics”). A Copy of the Code of Ethics is filed with this Form N-CSR as Exhibit 12(a)(1). During the period covered by the report, there were no material changes to the Code of Ethics. During the period covered by this report, there were no waivers to the provisions of the Code of Ethics.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the Registrant has determined that each of the following members of the Board’s Audit and Valuation Committee qualifies as an “Audit Committee Financial Expert,” as that term is defined in Item 3 of Form N-CSR: Enrique R. Arzac and Steven N. Rappaport.  Mr. Arzac and Mr. Rappaport are both considered by the Board to be “Independent Directors,” as that term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) through (d).  Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) Audit Related Fees	(c) 1 Tax Fees	(d) All Other Fees
October 31, 2012	$42,600	$0	$7,000	Nil
October 31, 2011	$42,600	$0	$7,000	Nil

(1) Services include tax services in connection with the Registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

(e) Below are the Registrant’s Pre-Approval Policies and Procedures

(1)

Pre-Approval Policies and Procedures.  The Audit and Valuation Committee (“Committee”) of the Registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Aberdeen and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the one or more of its members (the “Delegate”), and the Delegate shall report to the Committee, at its next regularly scheduled meeting after the Delegate’s pre-approval of such services, his or her decision(s).  The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Aberdeen or the registrant’s officers).  Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant,

Aberdeen and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2)

None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not Applicable.

(g) Non-Audit Fees

The aggregate fees billed by PwC for non-audit services rendered to any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the Registrant (“Covered Service Providers”) for the fiscal year ended October 31, 2012 was $2,234,410.  The aggregate fees billed by PWC for non-audit services rendered to the Registrant, Aberdeen Asset Managers Investment Services Limited (the Registrant’s former Investment Adviser) and any Covered Service Providers for the fiscal year ended October 31, 2011 was $2,622,609.

(h) The Registrant’s Audit and Valuation Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence has concluded that it is.

Item 5. Audit Committee of Listed Registrants.

(a)         The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.

For the fiscal year ended October 31, 2012, the audit committee members were:

Enrique R. Arzac

James Cattano

Gregory Hazlett

Steven N. Rappaport

Martin Torino

(b) Not applicable

Item 6. Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Adviser, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Adviser’s proxy voting policies and material amendments thereto.  The Registrant’s Board of Directors most recently ratified the proxy voting policies of the Investment Adviser in June 2012.

The proxy voting policies of the Registrant are included herewith as Exhibit C and policies of the Investment Adviser are included as Exhibit D.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)

(1) The information in the table below is as of January 4, 2013.

Individual & Position	Services Rendered	Past Business Experience
Devan Kaloo

Head of global emerging markets, responsible for the London and San Paulo based Global Emerging Markets team, which manages Latin America and EMEA equities, and also has oversight of GEM input from the Asia team based in Singapore.

Joined Aberdeen in 2000 on the Asian portfolio team before becoming responsible for the Asian ex Japan region as well as regional portfolios within emerging market mandates and technology stocks. Previously, worked for Martin Currie with the Latin American, North American and Global Asset Allocation desks before working with the Asian portfolio team.

Joanne Irvine	Responsible for investment management on the global emerging markets equities team

Joined Aberdeen in 1996 in a group development role, and moved to the global emerging markets equity team in 1997. Prior to Aberdeen, she was with Rutherford Manson Dowds (subsequently acquired by Deloitte) specializing in raising private equity and bank funding for private companies.

Fiona Manning	Responsible for investment management on the global emerging markets equities team.	Joined Aberdeen in 2005 via the acquisition of Deutsche Asset Management’s London and Philadelphia fixed income businesses.
Nick Robinson	Responsible for investment management on the global emerging markets equity team and Director of Aberdeen’s operations in São Paulo

Joined Aberdeen in 2000 and spent eight years on the North American Equities desk, including three years based in Aberdeen’s US offices. In 2008 he returned to London to join the global emerging markets equities team. Nick relocated to São Paulo in 2009.

Mark Gordon James	Responsible for investment management on the global emerging markets equities team	Joined Aberdeen in 2004 from Merrill Lynch Investment Managers where he worked with the emerging markets team.

(b) During the period ended October 31, 2012, there were no changes in any of the Portfolio Managers identified in the Registrant’s Annual Report on Form N-CSR filed on January 6, 2012.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part	(d) Maximum Number of Shares that May Yet Be

			of Publicly Announced Plans or Programs[1]	Purchased Under the Plans or Programs[1]
November 1, 2011 through November 30, 2011	0	0	0	824,667
December 1, 2011 through December 31, 2011	0	0	0	824,667
January 1, 2012 through January 31, 2012	0	0	0	824,667
February 1, 2012 through February 28, 2012	0	0	0	824,667
March 1, 2012 through March 31, 2012	0	0	0	824,667
April 1, 2012 through April 30, 2012	0	0	0	824,667
May 1, 2012 through May 31, 2012	0	0	0	824,667
June 1, 2012 through June 30, 2012	0	0	0	824,667
July 1, 2012 through July 31, 2012	0	0	0	824,667
August 1, 2012 through August 31, 2012	0	0	0	824,667
September 1, 2012 through September 30, 2012	0	0	0	824,667
October 1, 2012 through October 31, 2012	0	0	0	824,667
Total	0	0	0	824,667

1  The plan was announced December 4, 2003.  On October 26, 2009 the Fund announced that the share repurchase program was to be reinitiated.  The reinitiated program authorizes management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares. Such purchases may be made when the Fund’s shares are trading at a discount to net asset value of 12% or more. Open market purchases may also be made at the discretion of management if the discount to net asset value is less than 12%. The authority under the program will be effective beginning November 1, 2009.  The plan does not have an expiration date.

	Registered Investment Companies Managed by Portfolio Manager		Other Pooled Investment Vehicles Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Name of	Number of	FUM	Number of	FUM	Number of	FUM

Portfolio Manager	Accounts	USD($M)	Accounts	USD($M)	Accounts	USD($M)
Devan Kaloo	8	9,183.49	24	32,399.86	57	18,857.19
Joanna Irvine	8	9,183.49	24	32,399.86	57	18,857.19
Fiona Manning	8	9,183.49	24	32,399.86	57	18,857.19
Nick Robinson	8	9,183.49	24	32,399.86	57	18,857.19
Mark Gordon James	8	9,183.49	24	32,399.86	57	18,857.19

Total assets are as of October 31, 2012 and have been translated to U.S. dollars at a rate of £1.00 = $1.6056.

There were 5 accounts managed by applicable PMs (with assets under management totaling approximately $1,175.75m) with respect to which part of the advisory fee is based on the performance of the account.  The investment strategies of these accounts are significantly different from those of the Registrant, so the performance fee should not create any conflict between that of the Portfolio Manager (and consequently, the Investment Adviser) and the interest of the Registrant.

Aberdeen’s remuneration policies are designed to support its business strategy, as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for its clients and shareholders.  Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards which are payable to all members of staff are non-pensionable, are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable).  Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is to reflect inflation and is applied in a manner consistent with other group employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The Remuneration Committee of Aberdeen PLC determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to the Aberdeen PLC, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, the Aberdeen PLC takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts they manage.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, the Aberdeen PLC also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen PLC environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

Long-Term Incentives

As part of an effective remuneration package, a long-term incentive plan is used to structure the package so as to retain, motivate, and reward key staff members with a view to improving their performance and thereby increasing the value of the Aberdeen PLC for the benefit of shareholders. Long-term incentive plans can be either fund or share based and typically vest over one, two and three year periods.

(4)

(a)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 20112
Devan Kaloo	0
Joanna Irvine	0
Fiona Manning	0
Nick Robinson	0
Mark Gordon-James	0

(b) Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2012, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There have been no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics of the Registrant as required pursuant to Item 2 of this Form N-CSR.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)	Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

(c)	Proxy Voting Policy of Registrant.

(d)	Proxy Voting Policies and Procedures of Investment Adviser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.
By: /s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Date: January 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Date: January 4, 2013

By: /s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Date: January 4, 2013